SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential. For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE ASIA PACIFIC FUND, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6()i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
              ------------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ------------------------------------------------------------------


       4)     Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------

       5)     Total fee paid:
                              -------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)     Amount previously paid:
              ------------------------------------------------------------------

       2)     Form, Schedule or Registration Statement no.:
              ------------------------------------------------------------------


       3)     Filing Party:
              ------------------------------------------------------------------

       4)     Date Filed:
              ------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077


Dear Stockholders:

     At this year's Annual Meeting of Stockholders, there are two proposals put forth by stockholders that your Board of Directors believes clearly are not in the best interests of the Fund. I strongly urge all stockholders to vote against both of these proposals (Proposals 2 and 3), but want to address one which I believe could cause severe damage to the Fund and your investment if approved.

     This proposal (Proposal No. 2) if approved would result in the termination of the Fund's investment management agreement with Baring Asset Management
(Asia) Limited. This would deprive the Fund of one of the most able investment managers in the Asia Pacific region, whose annual return for the Fund has regularly outperformed its benchmark index. It also would disrupt the management of the Fund's investments and cause market uncertainties that could have an adverse impact on your investment in the Fund.

     The impetus for both stockholder proposals is legitimate stockholder concern, which your Board of Directors shares, about the persistent and significant discounts from net asset value at which shares of the Fund have been trading. As a result of this concern and as previously announced, the Board has authorized a share repurchase program, pursuant to which 874,500 shares of the Fund have been repurchased to date. In addition, the Board has approved a tender offer program under which the Fund has already purchased 15% of the Fund's outstanding shares in December 2000, at a price representing a 10% discount from net asset value. The Fund is obligated to make similar tender offers each for 10% of its outstanding shares both this year and next, if the Fund's shares trade at average discounts greater than 15% over 13-week measurement periods ending the last Friday in August.

     The Board of Directors and not the Investment Manager has authority to take actions in response to stockholders' concerns about the discount. The Investment Manager has no responsibility or power in this regard. Terminating the investment management agreement with an able and experienced investment manager and the resulting disruption and uncertainties are not in the Fund's interests or your interests as investors.

     YOUR BOARD OF DIRECTORS STRONGLY URGES YOU TO VOTE AGAINST PROPOSAL NO. 2, AS WELL AS PROPOSAL NO. 3.


                                          Sincerely,

                                          Michael J. Downey
                                          Chairman

Dated: June 29, 2001

                          THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077


                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------
To Our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on August 8, 2001 (the Meeting), at 9:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-33rd Floor, New York, New York 10004, for the following purposes:

             1. To elect three Directors.

             2. To consider a stockholder proposal to terminate the investment management agreement with Baring Asset Management (Asia) Limited (the "Investment Manager").

             3. To consider a stockholder proposal recommending that the Board of Directors amend the Fund's Bylaws to require the continuance of the Fund's investment management agreement to be submitted to an annual vote of stockholders.

             4. To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on June 1, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at the Meeting or any postponement or adjournment thereof.


                                                        Deborah A. Docs
                                                        Secretary

 Dated: June 29, 2001

--------------------------------------------------------------------------------
       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.
  IN  ORDER  TO  AVOID  THE  ADDITIONAL   EXPENSE  TO  THE  FUND  OF  FURTHER
  SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077


                               ----------------
                                PROXY STATEMENT
                               ----------------

      This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on August 8, 2001 (the Meeting) at 9:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-33rd Floor, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders of record on or about July 2, 2001. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Deborah A. Docs at the Fund's address stated above or by calling (toll-free) Citigate Dewe Rogerson, the Fund's shareholder servicing agent, at 1-(888) 4-ASIA-PAC.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of three Directors, (ii) against proposals (2) and (3) and (iii) at the discretion of the persons named as Proxies on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     If sufficient votes to approve the Board of Directors' recommendations with respect to one or more of the proposed items are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy and voting on the item. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote against the Board of Directors' recommendation with respect to the item, in which case such shares will be voted against the proposed adjournment.

     Approval of each of Proposal 1 (election of three directors) and Proposal 3 (stockholder proposal for annual vote of stockholders on continuance of the investment management agreement) requires the affirmative vote of a majority of the votes cast on the matter. Approval of Proposal 2 (stockholder proposal for termination of the investment management agreement) requires the affirmative vote of a "majority of the outstanding voting securities," of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 (Investment Company Act) and as used in this proxy statement, means the affirmative vote of the lesser of (1) 67% of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

     The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for purposes of determining the existence of a quorum for the transaction of business. Under

Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). Because of the affirmative vote required for Proposal 2, abstentions and broker non-votes will have the same effect as votes "against" such Proposal.

     The close of business on June 1, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 15,324,551 shares of common stock outstanding and entitled to vote. As of June 1, 2001, there were no beneficial holders of more than 5% of the outstanding shares of the Fund. Each share will be entitled to one vote at the Meeting. The presence in person or by proxy of the holders of one-third of the shares of common stock issued and outstanding will constitute a quorum.

     The Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queens Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments Fund Management LLC (PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PIFM. In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Georgeson Shareholder Communications Inc. as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is not expected to exceed $50,000 in fees, plus out-of-pocket expenses, and will be borne by the Fund.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

     At the Meeting, three Class III Directors will be elected to serve for the ensuing three years, ending in 2004, and until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Brennan, Gunia and Sibley (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class III nominees other than Mr. Sibley is currently a Class III Director of the Fund and has previously been elected by stockholders. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors other than Mr. Sibley were previously elected by stockholders.

     The following table sets forth certain information concerning each of the nominees and each Director of the Fund.


                         INFORMATION REGARDING DIRECTORS


                   NAME, AGE, BUSINESS EXPERIENCE                                                   SHARES BENEFICIALLY
     DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS         POSITION(S) WITH FUND      OWNED AT JUNE 1, 2001*
-------------------------------------------------------------------    -----------------------    -----------------------
                                                 CLASS III DIRECTORS
                                   (NOMINATED TO BE ELECTED FOR TERM EXPIRING 2004)

**David J. Brennan (43), Deputy Chairman and Director, Baring Asset    Director since 1990              -0-
  Management Holdings Limited; Chief Executive and Director, Baring
  Asset  Management  Limited;  Chairman,  Baring  Asset  Management
  Holdings,   Inc.;  Chairman,   Baring  Asset  Management,   Inc.;
  Chairman,  Baring Fund  Managers  Limited;  Chief  Executive  and
  Director,  Baring International Investment Ltd.; Director, Baring
  Global Fund Managers Ltd.

**Robert F. Gunia (54),  Executive  Vice President and Chief Admin-      Vice President                1,200
  istrative  Officer  (since June 1999) of Prudential  Investments;       since 1988,
  Executive Vice President and Treasurer  (since  December 1996) of      Director since
  PIFM;  President (since April 1999),  Prudential  Investment Man-         1989 and
  agement Services LLC;  Corporate Vice President  (September 1997)     Treasurer since
  of the Prudential  Insurance Company of America;  formerly Senior           1999
  Vice President  (March  1987-May  1999) of Prudential  Securities
  Incorporated (PSI);  formerly Chief Administrative  Officer (July
  1989-September 1996), Director (January 1989- September 1996) and
  Executive Vice President,  Treasurer and Chief Financial  Officer
  (June  1987-December  1996) of Prudential Mutual Fund Management,
  Inc. (PMF), Director of 48 investment companies in the Prudential
  Fund  Complex  (the  Prudential  Funds) and The High Yield Income
  Fund (since October, 1996).

Nicholas T.  Sibley  (63),  Fellow of the  Institute  of  Chartered         Nominee                     -0-
  Accountants  in England and Wales;  Managing  Director,  Wheelock
  Pacific  Ltd.  (June  1996-February  1997);  Chairman,   Instinet
  Pacific Ltd., JF Japan OTC Fund Inc.,  Baring  Peacock Fund Ltd.,
  Taiwan Index Fund Ltd.;  Director,  Corney and Barrow Group Ltd.,
  Aquarius Platinum Ltd.; Director, Fleming Japan Smaller Companies
  Investment Trust plc (since 2001).

                   NAME, AGE, BUSINESS EXPERIENCE                                                   SHARES BENEFICIALLY
     DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS         POSITION(S) WITH FUND      OWNED AT JUNE 1, 2001*
-------------------------------------------------------------------    -----------------------    -----------------------
                                                  CLASS II DIRECTORS
                                                 (TERM EXPIRING 2003)

Robert H. Burns (71),  Chairman,  Robert H. Burns Holdings  Limited         Director                    -0-
  (an investment  business),  Hong Kong;  previously,  Chairman and        since 1986
  Chief Executive Officer,  Regent International  Hotels,  Limited,
  Hong Kong.

Douglas Tong Hsu (59),  Chairman and Chief Executive  Officer,  Far         Director                    -0-
  Eastern Textile Ltd., Taiwan.                                            since 1986

David G. P. Scholfield (57),  Since 1998,  Managing  Director,  The         Director                  12,605
  Bank of Bermuda  Limited  Hong  Kong  Branch;  Director,  Bermuda        since 1988
  Trust (International)  Limited, Bermuda Trust (Far East) Limited,
  Bermuda  Trust  (Hong  Kong)  Limited,  MIL (Far  East)  Limited,
  Bermuda Far East Properties  Limited,  Bermuda Trust  (Mauritius)
  Limited and since 2000,  Director,  The Furinkazan  Fund Limited.
  Formerly,  President of the Fund;  President,  The Greater  China
  Fund, Inc;  Managing  Director,  Baring  Asset  Management (Asia)
  Limited and Baring International Investment (Far East) Limited.

                   NAME, AGE, BUSINESS EXPERIENCE                                                   SHARES BENEFICIALLY
     DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS         POSITION(S) WITH FUND      OWNED AT JUNE 1, 2001*
-------------------------------------------------------------------    -----------------------    -----------------------
                                                  CLASS I DIRECTORS
                                                (TERM EXPIRING 2002)

Olarn  Chaipravat  (56),  Formerly,  President and Chief  Executive       Director                      -0-
  Officer  (October  1992 to  January  1999),  Director  and Senior      since 1986
  Executive Vice President  (July  1990-September  1992) and Senior
  Executive Vice President  (September  1987-June  1990),  The Siam
  Commercial Bank, Public Company Limited, Thailand.

Michael J. Downey (57), Managing Partner, Lexington Capital LLC and       Chairman                    10,000
  Director, The Merger Fund and Value Asset Management, Inc.            since 1999,
                                                                          Director
                                                                         since 1986

John A. Morrell (73), Chairman, John Morrell Advisory Services Ltd.       Director                      -0-
  (provides  investment  consultancy services and investment advice      since 1986
  to a range of international financial institutions),  and Invesco
  Japan Discovery Trust;  Director,  Govett High Income  Investment
  Trust,  Johnson Fry Utilities  Investment Trust plc and Prumerica
  Worldwide Investors  Portfolio.  Previously,  Executive Chairman,
  Baring International Investment Ltd.

--------

* As of June 1, 2001, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

**Indicates  "interested"  Directors of the Fund,  as defined in the  Investment
  Company Act. Mr. Brennan is deemed to be an "interested" Director of the Fund by reason of his affiliation with Baring Asset Management Limited. Mr. Gunia is deemed to be an "interested" Director of the Fund, by reason of his affiliation with PIFM.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Mr. Robert H. Burns, a Director of the Fund, as a result of clerical error by his filing agents, filed one late report and failed to file five reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, relating to eleven transactions in shares of the Fund in 1997 and 1998.

      The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Investment Manager or PIFM an annual fee of US$10,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit Committee receive US$1,250 for each Audit
Committee meeting attended, and members of the Nominating Committee receive US$750 for each meeting of the Nominating Committee attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors and officers attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Investment Manager or PIFM and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund's fiscal year ended March 31, 2001.

                               COMPENSATION TABLE

                                                                                                  TOTAL
                                                       PENSION OR                              COMPENSATION
                                                       RETIREMENT                               FROM FUND
                                      AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL         AND FUND
                                    COMPENSATION     AS PART OF FUND      BENEFITS UPON        COMPLEX PAID
        NAME AND POSITION             FROM FUND         EXPENSES           RETIREMENT          TO DIRECTORS
-------------------------------     ------------    ----------------    ----------------       -------------
David J. Brennan**                           0            None                 N/A                   0
Robert Burns-Director                  $18,000            None                 N/A             $  18,000(1)*
Olarn Chaipravat-Director              $13,750            None                 N/A             $  13,750(1)*
Michael J. Downey-Director             $20,500            None                 N/A             $  20,500(1)*
 and Chairman
Robert F. Gunia**                            0            None                 N/A                   0
Douglas Tong Hsu-Director              $11,575            None                 N/A             $  11,575(1)*
John A. Morrell-Director               $14,250            None                 N/A             $  14,250(1)*
David G. P. Scholfield-Director        $17,250            None                 N/A             $  17,250(1)*

------------

* Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

**David J. Brennan and Robert F. Gunia, who are each interested Directors, do not receive compensation from the Fund.

     The Board of Directors has an Audit Committee, which makes recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. In accordance with Independence Standards Board Standard No. 1, Deloitte & Touche LLP, the Fund's independent accountants for the fiscal year ended March 31, 2001, has confirmed to the Audit Committee that they are independent accountants with respect to the Fund. For the fiscal year ended March 31, 2001, Deloitte & Touche LLP audited the annual financial statements of the Fund but did not provide any financial information systems design and implementation services, nor any other non-audit services, to the Fund, its investment adviser, administrator, custodian or other service provider, or any entity controlling, controlled by, or under common control with any of the foregoing service providers. For the fiscal year ended March 31, 2001, the fee for professional services rendered for the audit of the annual financial statements was $46,000.

     The Audit Committee charter, as amended and restated on May 31, 2001, is attached to this proxy statement as Appendix A, and the report of the Audit Committee, dated May 31, 2001, is attached to this proxy statement as Appendix B.

     The Audit  Committee  consists of the following  non-interested  Directors:
Messrs. Burns, Chaipravat, Downey, Hsu, Morrell and Scholfield. Such members are also "independent" as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met twice during the fiscal year ended March 31, 2001.

     The Board of Directors also has a Nominating Committee. The Nominating Committee consists of certain of the Fund's non-interested Directors, namely, Messrs. Burns, Downey and Scholfield. This Committee recommends to the Board persons to be nominated for election as Directors by the stockholders and selects and proposes nominees for election by the Board between Annual Meetings. This Committee does not normally consider candidates proposed by stockholders for election as directors. The Nominating Committee met three times during the fiscal year ended March 31, 2001.

     There were four regularly scheduled meetings of the Fund's Board of Directors for the fiscal year ended March 31, 2001. For the fiscal year ended March 31, 2001, all Directors other than Mr. Chaipravat, Mr. Hsu and Mr. Morrell attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Nominating Committee, as applicable.

     Certain of the Directors of the Fund, including the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

      The executive  officers of the Fund, other than as shown above, are Ronald
G. M. Watt, President, having held such office since May 1998; Deborah A. Docs, Secretary, having held such office since September 1998 and Assistant Secretary from November 1989 to September 1998; Vasso-Athene Spanos, Assistant Secretary, having held such office since October 1997; Christine Gerrity-Yacuk, Assistant Treasurer, having held such office since September 2000; and Linda McMullin, Assistant Treasurer, having held such office since September 2000. Mr. Watt is 54 years old and is a Director of the Institutional Group of Baring Asset Management Limited; prior thereto, he was Managing Director (1993-1997) of QESST Pty Ltd Management Consultants. Ms. Docs is 43 years old and is a Vice President and Associate General Counsel of PIFM (since December 1996); prior thereto she was Vice President and Associate General Counsel of PMF (June 1991-September
1996) and a Vice President and Associate General Counsel of PSI. Miss Spanos is 42 years old and is Assistant Director-Investment Companies (since April 2000) and, during the last seven years has been an account manager responsible for several investment companies, including the Fund, at Baring Asset Management Limited. Ms. Gerrity-Yacuk is 35 years old and is a director within Prudential Mutual Fund Administration (since June 2000); prior thereto, she was a Manager within Prudential Mutual Fund Administration (from December 1996) and Associate Vice President of PSI (prior to December 1996). Ms. McMullin is 39 years old and is a director within Prudential Mutual Fund Administration (since December
1996); prior thereto, she was Vice President of PSI.

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the Investment Company Act), has selected Ernst & Young LLP as the independent accountants of the Fund for the fiscal year ending March 31, 2002. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. It is not expected that a representative of Ernst & Young LLP will be present at the Meeting to make a statement or respond to questions.

     Ernst & Young LLP was hired on May 31, 2001 to replace Deloitte & Touche LLP, the Fund's independent accountants for the fiscal year ended March 31, 2001, who resigned on May 18, 2001. It is not expected that a representative of Deloitte & Touche will be present at the Meeting to make a statement or respond to questions.

     Deloitte & Touche resigned because of possible perceived independence issues arising out of new rules issued by the Securities and Exchange Commission. Deloitte & Touche's reports on the financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, in the past two fiscal years and the subsequent interim period preceding Deloitte & Touche's resignation, the Fund had no disagreements with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure. There were also no "reportable events" (as such term is defined in Regulation S-K of the Securities and Exchange Commission).


FOR THE REASONS DISCUSSED BELOW, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE AGAINST THE FOLLOWING STOCKHOLDER PROPOSAL:

                              STOCKHOLDER PROPOSAL
                                (PROPOSAL NO. 2)

A beneficial owner (the proponent) of common stock of the Fund has informed the Fund that the proponent intends to present a proposal for action at the Meeting. The proponent's name and address will be furnished by the Secretary of the Fund upon request.

The proponent's formal proposal (the proposal) is as follows:

     "RESOLVED: THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND BARING ASSET MANAGEMENT (ASIA) LIMITED SHALL BE TERMINATED. THE SHAREHOLDERS STRONGLY RECOMMEND THAT THE DIRECTORS ONLY PROPOSE AS A REPLACEMENT ADVISOR AN INVESTMENT MANAGER HAVING A FIRM COMMITMENT TO PROMPTLY REALISE NET ASSET VALUE FOR THE SHAREHOLDERS OF THE FUND."

     The proponent has furnished the following statement (the supporting statement) in support of this proposal:

     "We stockholders have witnessed the indifference of Baring Asset Management
(Asia) Ltd. (the "Management") and the Board of Directors toward the value of our equity for many years. The clear result of this indifference is the dismal performance of our fund. At the annual meeting of 2000, stockholders present or represented at the meeting voted for liquidation by nearly two to one. The Management did not implement the stockholders' recommendation. During the year 2000, the discount averaged 26.40%. The simple arithmetic fact is that a discount of 26.40%, which is computed by dividing the dollar discount by the Net Asset Value (NAV), actually means that each investor would obtain 35.87% more if the NAV could be realized. In other words, each $100 of shares at the market price would be worth $135.87 if the NAV were realized. For 17,934,000 shares this amounts to $59,182,200.

     "The Management and Board of Directors have taken actions that were detrimental to our interests. These include: (1) Recommending the removal of a provision in the Fund's charter that would potentially offer stockholders the opportunity to receive the NAV of their shares at regular intervals; this action was approved at the 1991 annual meeting by a majority of the voting stockholders. (2) On May 13, 1995, the Fund's Board authorized an increase in the number of shares through a rights offering that was completed on September 15, 1995. A PREMIUM of 19% on May 12, 1995 devolved into a DISCOUNT of 7% by September 15, 1995. Stockholders thereby lost 26% of the market value due to this decline, and the Fund has traded at a discount ever since, except for brief periods in 1996 and 1998 during which the shares traded at a premium. The May 13 decision came just nine weeks after Management's financially distressed parent company, Barings PLC, was purchased by ING Group for one pound on March 5, 1995, and the Fund dipped temporarily into a discount for the first time in years. The Fund's share price dropped immediately following this uncertainty. Nevertheless, the Board authorized the rights offering for new shares; the offering had the predictable consequences of increasing Management's fees while decreasing the price per share. If you feel that the Fund's shareholders deserve a management company with better judgment and a more sincere concern for stockholders' interests, then vote FOR the proposal.

     "The Board and Management have had little interest in eliminating the discount. The steady stream of fees to Management is based upon the NAV, and the discount does not cost them anything. Furthermore, most of the Directors own no shares at all and have no direct interest in the trading price of the shares. Their interest in preserving and enhancing shareholder value will be very limited so long as the fund is closed-end, and without any mechanism to reduce the discount (such as open-ending or the possibility of unlimited redemptions at NAV).

     "However, they have a strong interest in maintaining high fees for Management. So long as we have this Management and Board of Directors who, we believe, are beholden to Management, there is no reason for anything but the status quo to persist.

     "If we shareholders vote to terminate the contract of Management, another management company must be ratified by our majority vote. Only then we can end the conflict between maximizing fees and maximizing shareholder value. This is one of the few direct rights guaranteed to shareholders by federal securities laws to ensure some accountability by management of the fund.

     "We urge you to vote FOR the Shareholder Proposal. This will initiate the process to explore the possibilities of open ending, interval redemptions or, liquidation, if other measures to realize NAV are not possible."


                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

     Termination of the investment advisory agreement would deprive the Fund of a strong and experienced investment manager, require extraordinary expenditures by the Fund to find and have stockholders approve a successor, and create a period of operating uncertainty that could substantially harm your investment and the performance of the Fund. These consequences are unwarranted and not in the best interests of the Fund or its stockholders.

     The Investment Manager has delivered consistently superior investment results under frequently difficult market conditions. The Fund's per annum net asset value (NAV) performance, assuming reinvestment of all dividends, has been significantly stronger than its benchmark, the MSCI All Countries Combined Far East Free ex Japan Index (Index). Comparative performance for the one, three, five and ten year periods ended May 31, 2001 and the year 2001 to date is shown below.

                           % OF CHANGE PER ANNUM
                           (THROUGH MAY 31, 2001)
               ----------------------------------------------
               PERIOD                  FUND           INDEX
               ----------------   --------------   ----------
                 year to date          -1.9%           -3.7%
                    1 year            -17.8           -25.7
                    3 years           +12.0            +4.1
                    5 years            -5.2           -12.2
                   10 years            +4.9            +3.1

      NAV returns for the Fund do not reflect the substantial discounts from NAV at which shares of the Fund have been trading. Market prices of the Fund's shares are beyond the control of the Investment Manager and not part of the Investment Manager's responsibilities or mandate under the investment advisory agreement.

     The discounts from NAV at which shares of the Fund have been trading have been and continue to be of concern to the Board of Directors. The Board has previously announced a share repurchase program, pursuant to which it has repurchased to date 874,500 shares of the Fund. It has also authorized a tender offer program pursuant to which a tender offer for 15% of the Fund's outstanding shares at a price representing a 10% discount from NAV was completed in December 2000. The announced program also requires the Fund to conduct additional tender offers this year and in 2002, each for at least 10% of the Fund's outstanding shares at a price representing a 10% discount from their NAV, if the Fund's shares trade at an average weekly discount from NAV greater than 15% for 13-week measurement periods ending on the last Friday in August of each year.

     The Board of Directors of the Fund has taken steps that it deems appropriate and in the best interests of the Fund in view of its and the stockholders' legitimate concerns about the discount. These significant actions by the Board of Directors have been taken with full support of the Investment Manager despite the resulting reduction in its fees. However, only the Board of Directors, and not the Investment Manager, has authority to take these actions. Termination and replacement of the Investment Manger will not change this fact.

     The Board of Directors is highly satisfied with the consistently superior investment performance provided by the Investment Manager. Termination of the investment advisory agreement will not only deprive the Fund of a very competent investment manager, but will also cause market uncertainty, which could adversely affect your investment and the performance of the Fund.

     THE BOARD OF DIRECTORS BELIEVES THAT THIS STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND; ACCORDINGLY, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.


FOR THE REASONS DISCUSSED BELOW, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE AGAINST FOLLOWING STOCKHOLDER PROPOSAL:

                              STOCKHOLDER PROPOSAL
                                (PROPOSAL NO. 3)

     A beneficial owner (the proponent) of common stock of the Fund has informed the Fund that he intends to present a proposal for action at the Meeting. The proponent's name and address will be furnished by the Secretary of the Fund upon request.

     The proponent's formal proposal (the proposal) is as follows:

     "RESOLVED: It is recommended that the following by-law shall be adopted: "THE INVESTMENT MANAGEMENT AGREEMENT SHALL BE SUBMITTED TO SHAREHOLDERS FOR A VOTE IN 2002 AND EVERY YEAR THEREAFTER. IF THE SHAREHOLDERS DO NOT APPROVE CONTINUANCE OF THE AGREEMENT, THE BOARD OF DIRECTORS MAY SUBSEQUENTLY APPROVE ITS CONTINUANCE IF NOT INCONSISTENT WITH STATE OR FEDERAL LAW. THE PROVISIONS OF THIS BY-LAW MAY BE AMENDED OR REPEALED ONLY BY THE SHAREHOLDERS.'"

     The proponent has furnished the following statement (the supporting statement) in support of this proposal: "This shareholder proposal is about accountability and the failure of the Asia Pacific Fund's Investment Manager - Baring Asset Management ("Baring") to maximize our investment.

"The Investment Company Act of 1940 requires the investment advisory agreement for every mutual fund to be `approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities.' Our Board of Directors has acted as if it alone had the power to approve the renewal of the investment advisory agreement because it has never once permitted the shareholders to vote on it.

"Last year, the Asia Pacific Fund ("Fund") paid Baring $1,913,177 to manage the Fund. It is only fair that shareholders be able to vote `yea or nay' on the management contract each year. Such a vote will make the Investment Manager accountable - not just to a friendly Board of Directors - but also to the shareholders who actually pay the Manager's fees. The proponent believes the Board members are beholden to Baring for their board seats - and the Board has not diligently considered other investment managers.

"In July 2000, the shareholders of the Fund voted by a 63.9% margin to liquidate and return all of the cash proceeds to the shareholders. The undersigned believes this vote was a `nay' vote on the performance of Baring. Unfortunately, a shareholder proposal to liquidate (although passed by a nearly 2:1 margin) is not binding on the Board of Directors. I believe the Board did not implement it because they are too highly influenced by the Investment Manager and underscores the need for shareholder approval of Baring's Management Contract.

"The shareholder making this proposal owns 24,943 shares (held in his own accounts or via immediate family members) in the Fund and has been an investor in the Fund for more than 8 years.

"This proposal is designed to allow shareholders to annually review the Fund's lucrative Management Agreement and to have a future voice about which manager is qualified to manage our money. Please vote FOR this proposal."


                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

     The proposal recommends that continuance of the Fund's investment management agreement be put to a vote of stockholders every year, but if the stockholders do not approve continuance, continuance may be approved by the Board of Directors. The proposal therefore would increase the annual printing, mailing, solicitation and legal costs to the Fund relating to the preparation and distribution of proxy statements and the solicitation of proxies while effectively treating the vote of stockholders as advisory only. This clearly is not in the best interests of the Fund or the stockholders.

     The supporting statement accurately reflects the requirements of the Investment Company Act, which permit annual approval of investment advisory agreements to be given by EITHER the board of directors OR stockholders of a fund. The Fund, like virtually all registered investment companies, opts to have the annual consideration and approval of the investment management agreement carried out by the Board of Directors. This is because the Board of Directors, which meets with representatives of the Investment Manager at each regular meeting of the Board, has on-going knowledge and the ability to review and assess the Investment Manager's performance and other relevant matters that simply cannot be duplicated in one proxy statement for a stockholders' meeting. It is important to note also that the Investment Company Act requires the continuance of investment advisory agreements to be approved by a majority of the directors who are not "interested persons", as defined, of the Fund or of the investment adviser. This means among other things that this approval must be given by a majority of the Board of Directors of the Fund who have no affiliation with the Investment Manager.

     We are greatly troubled by the proponent's suggestion that your Board of Directors is not carrying out its duties in the interests of the Fund. In fact, its annual approval of the continuance of the Investment Management Agreement reflects in major part the satisfaction of the Board of Directors with the strong performance of the Investment Manager. The Investment Manager has delivered consistently superior investment results by regularly outperforming its benchmark index, as set forth in detail under Proposal 2.

      We also believe that the proponent's suggestion that your Board of Directors has ignored the vote of stockholders, who approved by a "63.9% margin" or a "nearly 2:1 margin" a recommendation to liquidate the Fund, is misleading. Your Board has not ignored the vote, and the vote does not represent the "margin" of approval but rather the percentage of shares voted at the meeting in favor of the recommendation. Due to the small attendance at last year's annual meeting of stockholders, the vote in favor of liquidation represented only 23.5% of the Fund's outstanding shares. As a percentage of outstanding shares, 12.1% voted against the recommendation to liquidate, while 1.2% abstained and 63.2% did not vote at all. In other words, 76.5% of the Fund's outstanding shares were NOT voted in favor of this recommendation.

     Nevertheless, and not mentioned by the proponent, your Board of Directors has authorized significant actions by the Fund in response to the vote at last year's stockholder meeting. The Board did not and does not believe that liquidation is in the best interests of the Fund. However, pursuant to Board authorization, the Fund has repurchased 874,500 shares in a share repurchase program and has announced a tender offer program pursuant to which it has already purchased 15% of the Fund's outstanding shares and may be required to conduct tender offers, each for 10% of the Fund's outstanding shares, this year and next. See Proposal 2 for more details.

     The practice of the Fund and the industry generally to have annual continuance of advisory contracts approved by the board of directors is, in the view of your Board of Directors, the most efficient and effective procedure for accomplishing this statutory duty. The Board of Directors, including a majority of the Directors who have no affiliation with the Investment Manager, considers the renewal of the Investment Management Agreement each year in accordance with all applicable standards. Nothing is to be gained by having the Fund undertake the annual expense of presenting the Investment Management Agreement for an advisory vote by stockholders.

     THE BOARD OF DIRECTORS BELIEVES THAT THIS STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND; ACCORDINGLY, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.


                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their discretion in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2002 is March 1, 2002. Any stockholder proposal that is intended to be presented at such Annual Meeting but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement no earlier than March 4, 2002 and no later than April 3, 2002. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund's Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund's Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required.


Dated: June 29, 2001                        Deborah A. Docs
                                              Secretary


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                           THE ASIA PACIFIC FUND, INC.

                            AUDIT COMMITTEE CHARTER
                   (As amended and restated on May 31, 2001)

I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or its investment adviser, administrator, or custodian that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

     1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company;

     2. in its oversight of the Company's financial statements and the independent audit thereof;

     3. in selecting, evaluating and, where deemed appropriate, replacing the independent accountants; and

     4.   in evaluating the independence of the independent accountants.

     The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company and are not, nor do they represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the issue of auditor independence. As such, in fulfilling their oversight duties under this Charter it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Company, the investment adviser, or the administrator as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides services to the Company ("Advisory Affiliates").

     The independent accountants for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

The independent accountants shall submit to the Audit Committee annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), which, in the independent accountants' professional judgment, may be reasonably thought to bear on independence, addressing each non-audit service provided to the Company, the investment adviser and each of the Advisory Affiliates and at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the Company's investment adviser, administrator, custodian, or other service providers to the Company, and to other investment companies advised by the Company's investment adviser or administered by the Company's administrator, as the Audit Committee and the independent accountants may agree. These professional services may include those relating to the services provided by such service providers to the Company or any other services that the independent accountants or the Committee believe may bear on the independence of the independent accountants with respect to the Company. The Audit Committee acknowledges that the disclosure of such services provided by the independent accountants may be limited by the Code of Professional Conduct of the American Institute of Certified Public Accountants.

The independent accountants shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the independent accountants: (i) the audit of the Company's financial statements; (ii) information technology consulting services provided to the Company, the investment adviser, and the Advisory Affiliates for the most recent fiscal year, in the aggregate, and (iii) all other services provided to the Company, the investment adviser and the Advisory Affiliates by the independent accountants for the most recent fiscal year, in the aggregate.

III. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or to the independent directors or the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1.   with respect to the independent accountants,

          (i) to provide advice to the Board of Directors in selecting, evaluating or replacing independent accountants;

          (ii) to review the fees charged the Company by the independent accountants for performance of audit and non-audit services;

          (iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence;

          (iv) if applicable, to consider whether the independent accountants' provision to the Company, the investment adviser and Advisory
                Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services is compatible with maintaining the independence of the independent accountants; and

          (v) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee;

     2. with respect to financial reporting principles and policies and related controls and procedures,

          (i) to advise management and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

          (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by or referred to in Statement of Auditing Standards No. 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

                o deficiencies noted in the audit in the design or operation of related controls;

                o  consideration of fraud in a financial statement audit;

                o  detection of illegal acts;

                o the independent accountants' responsibility under generally accepted auditing standards;

                o  significant accounting policies;

                o  management judgments and accounting estimates;

                o adjustments recorded and unadjusted differences arising from the audit;

                o  the  responsibility of the independent  accountants for other
                   information  in  documents   containing   audited   financial
                   statements;

                o  disagreements with management;

                o  consultation by management with other accountants;

                o major issues discussed with management prior to retention of the independent accountants;

                o difficulties encountered with management in performing the audit; and

                o the independent accountants' judgments about the quality of the Company's accounting principles;

          (iii) to meet with management and/or the independent accountants:

                o to discuss the scope of the annual audit or any audit or review of interim financial statements;

                o  to discuss the audited financial statements;

                o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

                o to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board of Directors and shareholders;

                o to discuss allocations of expenses between the Company and other entities;

                o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                o to discuss with management and the independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                o to discuss with the independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

                o to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

                o to discuss significant changes to the Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

                o  to discuss  significant changes to auditing principles and to
                   auditing   policies,   controls,   procedures  and  practices
                   contemplated by the independent accountants; and

                o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

          (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

     3.   with respect to reporting, recommendations and other matters,

          (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

          (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

          (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

          (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                          NEW YORK STOCK EXCHANGE, INC.
                  REQUIREMENTS FOR A QUALIFIED AUDIT COMMITTEE

303.01(B)(2)  COMPOSITION/EXPERTISE REQUIREMENT OF AUDIT COMMITTE MEMBERS.

          (a) Each audit committee shall consist of at least three directors, all of whom have no relationship to the company that may interfere with the exercise of their independence from management and the company ("Independent");

          (b) Each member of the audit committee shall be financially literate, as such qualification is interpreted by the company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the audit committee; and

          (c) At least one member of the audit committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

     (3) INDEPENDENCE REQUIREMENT OF AUDIT COMMITTEE MEMBERS. In addition to the definition of Independent provided above in (2)(a), the following restrictions shall apply to every audit committee member:

          (a) EMPLOYEES. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

          (b)  BUSINESS RELATIONSHIP. A director

               (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or

               (ii) who has a direct  business  relationship  with  the  company
                    (e.g., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment.

In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.

"Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either

     (1) the relationship between the organization with which the director is affiliated and the company,

     (2) the relationship between the director and his or her partnerhsip status, shareholder interest or executive officer position, or

     (3)  the direct business relationship between the director and the company.

          (c) CROSS COMPENSATION COMMITTEE LINK. A director who is employed as an executive of another corporation where any of the company's executives serves on that corporation's compensation committee may not serve on the audit committee.

          (d) IMMEDIATE FAMILY. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship. "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

                                     * * *

(Since 1956 the New York Stock Exchange has required all domestic companies listing on the Exchange to have at least two outside directors on their boards.)

                                                                      APPENDIX B


                          THE ASIA PACIFIC FUND, INC.
                                  (THE "FUND")


                             AUDIT COMMITTEE REPORT


     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting process and the selection of the Fund's independent accountants. The Committee operates pursuant to a charter that was last amended and restated by the Board on May 31, 2001, a copy of which is attached to this proxy statement as Appendix A. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed with management and the independent accountants the Fund's audited financial statements for its fiscal year ended March 31, 2001. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as
currently in effect, delineating relationships between the independent accountants and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

     The Audit Committee met on May 14, 2001 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2001 with management and the independent accountants.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for its fiscal year ended March 31, 2001.

                        SUBMITTED BY THE AUDIT COMMITTEE
                        OF THE FUND'S BOARD OF DIRECTORS


Robert H. Burns

Olarn Chaipravat

Michael J. Downey

Douglas Tong Hsu

John A. Morrell

David G.P. Scholfield



Dated: May 31, 2001

                           THE ASIA PACIFIC FUND, INC.

                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

          Proxy for the Annual Meeting of Stockholders, August 8, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Asia Pacific Fund, Inc. hereby appoints Deborah A. Docs, Robert F. Gunia and Ronald G. M. Watt as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on June 1, 2001 at the Annual Meeting of Stockholders to be held on August 8, 2001, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND AGAINST PROPOSALS 2 AND 3, AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               ----
                                                                    |
                                                                    |
-----
  X   PLEASE MARK VOTES
----- AS IN THIS EXAMPLE

--------------------------------------------      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE
          THE ASIA PACIFIC FUND, INC.             ELECTION OF DIRECTORS.
--------------------------------------------
                                                                                                                    For All
                                                                                             For All      With-     Nominees
                                                  1. Election of Directors.                  Nominees     hold       Except
                                                     Class III (Term Expiring in 2004)         /  /        / /         / /

                                                          (01) DAVID J. BRENNAN
                                                          (02) ROBERT F. GUNIA
                                                          (03) NICHOLAS T. SIBLEY

                                                   INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR ANY  INDIVIDUAL  NOMINEE,
CONTROL  NUMBER:                                   MARK THE "FOR  ALL  EXCEPT" BOX AND  STRIKE A LINE  THROUGH THAT NOMINEE'S
                                                   NAME IN THE LIST ABOVE.


                                                   THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSALS 2 AND 3,

                                                                                                     For    Against  Abstain
                                                  2. Stockholder proposal  to terminate the
                                                     Investment Management Agreement.               /  /      / /      / /

                                                  3. Stockholder proposal  to recommend  that
                                                     the Board of Directors amend the  Bylaws       /  /      / /      / /
                                                     regarding  the  Annual  Approval of  the
                                                     Investment Management Agreement.
                                            ------
Please be sure to sign and date this Proxy. Date     Mark box at right if an address change has been noted on the      / /
--------------------------------------------------   reverse side of this card.

Stockholder  sign here _____   Co-owner sign here___ RECORD DATE SHARES:
--------------------------------------------------------------------------------------------------------------------------------